Deferred Income Tax	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Deferred Income Tax
29.  Deferred Income Tax

The deductible and taxable temporary differences in respect of which deferred tax has been recognised are as follows:

	2020 $m	2019 $m
Reported in balance sheet after offset

Deferred tax liabilities	2,613	2,627

Deferred tax assets	(129)	(76)
Net deferred income tax liability	2,484	2,551

Deferred income tax assets (deductible temporary differences)

Deficits on Group retirement benefit obligations (note 30)	128	102

Revaluation of derivative financial instruments to fair value	8	8

Tax loss carryforwards (primarily income tax losses)	176	170

Share-based payment expense	41	36

Provisions for liabilities and working capital-related items	402	288

Lease liabilities	330	318

Other deductible temporary differences	59	28
Total	1,144	950

Deferred income tax assets have been recognised in respect of all deductible temporary differences, with the exception of some tax loss carryforwards. The amount of tax losses where recovery is not probable and is therefore not recognised in the Consolidated Balance Sheet is $1.4 billion (2019: $1.7 billion). The vast majority either do not expire based on current tax legislation or they expire post 2025 (2019: 2024). Of the losses not recognised in the Consolidated Balance Sheet, $0.1 billion (2019: $0.2 billion) expire within five years, $0.3 billion (2019: $0.2 billion) expire post five years and the remainder of the losses do not expire.

Deferred income tax liabilities (taxable temporary differences)

Taxable temporary differences principally attributable to accelerated tax depreciation and fair value adjustments arising on acquisition (i)	3,123	3,003

Leased right-of-use assets	315	307

Investment in subsidiaries	161	164

Revaluation of derivative financial instruments to fair value	12	12

Rolled-over capital gains	17	15
Total	3,628	3,501

Investments in subsidiaries

The aggregate temporary differences in relation to investments in subsidiaries for which deferred tax liabilities have not been recognised is $10.9 billion (2019: $9.3 billion) given the Group is in a position to control the timing of reversal and management’s intention not to unwind these temporary differences. Participation exemptions and tax credits are available in the majority of jurisdictions in which the Group operates. A deferred tax liability has been recognised in respect of any temporary differences relating to investments in subsidiaries expected to unwind in the foreseeable future.

Movement in net deferred income tax liability

At 1 January	2,551	2,449

Translation adjustment	41	9

Net (income)/expense for the year (ii)	(95)	126

Disposals	(3)	(35)

Movement in deferred tax recognised in the Consolidated Statement of Comprehensive Income	(11)	8

Movement in deferred tax recognised in the Consolidated Statement of Changes in Equity	1	(6)
At 31 December	2,484	2,551

(i)	Fair value adjustments arising on acquisition principally relate to property, plant and equipment.

(ii)	The net expense in 2019 includes income of $3 million relating to discontinued operations.